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                                                                       Exhibit 8

                               AMENDMENT NO. 1 TO
                          REGISTRATION RIGHTS AGREEMENT

         This AMENDMENT NO. 1, dated as of February 13, 1996 (this "Amendment"), to that certain REGISTRATION RIGHTS AGREEMENT, dated as of April 12, 1995 (the "Agreement"), between NAI TECHNOLOGIES, INC., a New York corporation (the "Company"), THE BANK OF NEW YORK, a New York banking corporation ("BNY"), and CHEMICAL BANK, a New York banking corporation.

                                    RECITALS:

         The parties hereto desire to amend the Agreement to make certain changes to the Demand Registration Rights and the Piggyback Registration Rights granted to BNY and Chemical thereunder.

         Capitalized terms used but not defined herein shall have the same meanings as ascribed thereto in the Agreement.

         THE PARTIES HERETO AGREE AS FOLLOWS:

         1. Amendments. (a) Section 2(a) of the Agreement is amended to add at the end of clause (x) thereof before the comma the following:

     "; provided that, such Persons shall allow the Holders to have priority with respect to the Registrable Securities for up to two piggyback registration opportunities so long as any Loans are outstanding and any Commitments remain in effect under the Credit Agreement (the foregoing shall not apply to the Registration Statement being filed within 90 days of the date hereof covering the Registrable Securities and other securities of the Company)"

         (b) Section 3(a) of the Agreement is amended to delete the words "or of any other Person" from the last sentence thereof.

         (c) Section 3(b) of the Agreement is amended to add at the end thereof the following:

     "The Registrable Securities proposed to be sold by the Holders pursuant to a Demand Registration shall have absolute priority over securities proposed to be sold by other Persons exercising priggyback registration rights with respect to such Demand Registration (the foregoing shall not apply to the Registration Statement being filed within 90 days of the date hereof covering

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     the Registrable Securities and other securities of the Company)."

                  2. Waiver. Chemical and BNY hereby agree that the Company may grant registration rights to the holders of the Company's 12% Convertible Subordinated Promissory Notes due 2001 and the related warrants to purchase common stock of the Company and the provisions of Section 9 of the Agreement are waived to the extent necessary to permit such grant as well as the amendments called for by Section 1 of this Amendment.

         3. Status of Agreement. All other terms and conditions of the Agreement shall remain in full force and effect, as amended hereby.

         4. Descriptive Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise effect the meaning of terms contained herein.

         5. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument, and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

         6. Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

         IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed on its behalf as of the date first above written.

                                                  NAI TECHNOLOGIES, INC.

                                                  By /s/ Richard A. Schneider
                                                    ____________________________
                                                  Title Executive Vice President
                                                        ________________________

                                                     THE BANK OF NEW YORK

                                                     By Jay B. Lifton
                                                       _________________________
                                                     Title Vice President
                                                          ______________________

                                                     CHEMICAL BANK

                                                     By /s/ Kathy A. Duncan
                                                       _________________________
                                                     Title Vice President
                                                          ______________________




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